Exhibit 99.2

Franklin Street Properties

Supplemental Operating and Financial Data Fourth Quarter 2015
Franklin Street Properties Corp. 401 Edgewater Place | Wakefield, Massachusetts 01880 781.557.1300 | www.franklinstreetproperties.com

Table of Contents

	Page		Page

Company Overview	3	Tenant Analysis and Leasing Activity
		Tenants by Industry	18
Key Financial Data		20 Largest Tenants with Annualized Rent and Remaining Term	19
Financial Highlights	4	Leasing Activity	20
Income Statements	5	Lease Expirations by Square Feet	21
Balance Sheets	6	Lease Expirations with Annualized Rent per Square Foot	22
Cash Flow Statements	7	Capital Expenditures	23
Property Net Operating Income (NOI)	8
		Transaction Activity	24
Reconciliation
FFO & AFFO	9	Loan Portfolio of Secured Real Estate	25
EBITDA	10
Property NOI	11	Net Asset Value Components	26

Debt Summary	12	Appendix: Definitions of Non-GAAP Measures
		FFO	27
Capital Analysis	13	EBITDA and NOI	28
		AFFO	29
Owned and Managed Portfolio Overview	14-17

All financial information contained in this supplemental information package is unaudited.  In addition, certain statements contained in this supplemental information package may be deemed to be forward-looking statements within the meaning of the federal securities laws.  Although FSP believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  Factors that could cause actual results to differ materially from FSP’s current expectations include general economic conditions, uncertainties relating to fiscal policy, changes in government regulations, regulatory uncertainty, geopolitical events, local real estate conditions, the performance of properties that FSP has acquired or may acquire, the timely lease-up of properties and other risks, detailed from time to time in FSP’s SEC reports.  FSP assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

FSP 1001 17th Street, Denver, CO

December 31, 2015 | Page 2

Company Overview

Overview		Snapshot (as of December 31, 2015)

Franklin Street Properties Corp. (“FSP”, “we”, “our” or the “Company”) (NYSE MKT: FSP) is investing in institutional-quality office properties in the U.S.  FSP’s strategy is to invest in select urban infill and central business district (CBD) properties, with primary emphasis on our top five markets of Atlanta, Dallas, Denver, Houston, and Minneapolis.  FSP seeks value-oriented investments with an eye towards long-term growth and appreciation, as well as current income.  FSP is a Maryland corporation that operates in a manner intended to qualify as a real estate investment trust (REIT) for federal income tax purposes. FSP’s real estate operations include property acquisitions and dispositions, short-term financing, leasing, development and asset management.

		Corporate Headquarters	Wakefield, MA
		Fiscal Year-End	31-Dec
		Total Properties	36
		Total Square Feet	9.5 Million
		Trading Symbol	FSP
		Exchange	NYSE MKT
		Common Shares Outstanding	100,187,405
		Quarterly Dividend	$0.19
Our Business		Dividend Yield	7.3%

As of December 31, 2015, the Company owned and operated a portfolio of real estate consisting of 36 properties, managed 9 Sponsored REITs and held six promissory notes secured by mortgages on real estate owned by Sponsored REITs. From time-to-time, the Company may acquire real estate, make additional secured loans or acquire one of its Sponsored REITs. The Company may also pursue, on a selective basis, the sale of its properties in order to take advantage of the value creation and demand for its properties, or for geographic or property specific reasons.

		Total Market Capitalization	$1.9 Billion
		Insider Holdings	4.1%

Management Team

George J. Carter	Scott H. Carter
President, Chief Executive Officer	Executive Vice President, General
Chairman of the Board	Counsel and Secretary

John G. Demeritt	Jeffrey B. Carter
Executive Vice President, Chief	Executive Vice President and
Financial Officer & Treasurer	Chief Investment Officer

Janet Notopoulos	Eriel Anchondo
Executive Vice President and Director	Senior Vice President of Operations	FSP 999 Peachtree Street, Atlanta, GA

Inquiries
Inquiries should be directed to: Georgia Touma
877.686.9496 or InvestorRelations@franklinstreetproperties.com

December 31, 2015 | Page 3

Summary of Financial Highlights

(in thousands except per share amounts, SF & number of properties)
	31-Dec-15	30-Sep-15	30-Jun-15	31-Mar-15	31-Dec-14
Income Items:
Rental revenue	$59,656	$60,386	$58,801	$59,013	$61,022
Total revenue	61,250	61,877	60,233	60,507	62,489
Adjusted EBITDA*	32,112	32,567	32,642	31,097	33,182
Equity in losses of non-consolidated REITs	(807)	(284)	(38)	(322)	(269)
Net income	15,412	3,166	3,903	12,533	4,295
FFO*	27,076	26,954	27,188	25,672	27,525

Per Share Data:
EPS	$0.15	$0.03	$0.04	$0.13	$0.04
FFO*	$0.27	$0.27	$0.27	$0.26	$0.27
Weighted Average Shares (diluted)	100,187	100,187	100,187	100,187	100,187
Closing share price	$10.35	$10.75	$11.31	$12.82	$12.27
Dividend	$0.19	$0.19	$0.19	$0.19	$0.19
Payout Ratio:	70%	71%	70%	74%	69%

Balance Sheet Items:
Real estate, net	$1,509,624	$1,530,691	$1,539,343	$1,486,897	$1,524,307
Other assets, net	411,744	395,689	400,758	402,515	412,083
Total assets, net	1,921,368	1,926,380	1,940,101	1,889,412	1,936,390
Total liabilities, net	985,712	992,086	984,555	921,082	956,743
Shareholders' equity	935,656	934,294	955,546	968,330	979,647

Market Capitalization and Debt:
Total Market Capitalization (a)	$1,946,940	$1,997,015	$2,053,120	$2,144,403	$2,117,299
Total debt outstanding	910,000	920,000	920,000	860,000	888,000
Debt to Total Market Capitalization	46.7%	46.1%	44.8%	40.1%	41.9%
Debt to Adjusted EBITDA	7.1	7.1	7.0	6.9	6.7

Owned Portfolio Leasing Statistics:
Owned portfolio assets	36	36	36	36	38
Portfolio total SF	9,494,953	9,640,904	9,639,740	9,310,131	9,580,057
Portfolio % leased	91.6%	90.5%	90.6%	90.4%	92.8%

(a)	Total Market Capitalization is the closing share price multiplied by the number of shares outstanding plus total debt outstanding on that date.

*See pages 9 & 10 for reconciliations of Net Income to FFO and Adjusted EBITDA, respectively, and the Appendix for Definitions of these Non-GAAP Measures beginning on page 27.

December 31, 2015 | Page 4

Condensed Consolidated Income Statements ($ in thousands, except per share amounts)

					For the					For the
	For the Three Months Ended				Year Ended	For the Three Months Ended				Year Ended
	31-Mar-15	30-Jun-15	30-Sep-15	31-Dec-15	31-Dec-15	31-Mar-14	30-Jun-14	30-Sep-14	31-Dec-14	31-Dec-14

Revenue:
Rental	$59,013	$58,801	$60,386	$59,656	$237,856	$61,597	$60,994	$59,728	$61,022	$243,341
Related party revenue:
Management fees and interest income from loans	1,473	1,412	1,470	1,575	5,930	1,643	1,671	1,462	1,465	6,241
Other	21	20	21	19	81	23	76	—	2	101
Total revenue	60,507	60,233	61,877	61,250	243,867	63,263	62,741	61,190	62,489	249,683

Expenses:
Real estate operating expenses	15,356	14,644	15,951	15,939	61,890	15,071	14,995	15,632	16,334	62,032
Real estate taxes and insurance	10,048	9,469	9,941	9,202	38,660	9,251	9,763	8,555	9,288	36,857
Depreciation and amortization	22,672	23,207	22,911	22,569	91,359	24,300	23,563	24,878	23,174	95,915
Selling, general and administrative	3,691	3,401	3,071	3,128	13,291	3,272	3,148	3,071	3,492	12,983
Interest	6,187	6,365	6,425	6,455	25,432	7,176	6,891	6,883	6,483	27,433
Total expenses	57,954	57,086	58,299	57,293	230,632	59,070	58,360	59,019	58,771	235,220

Income before interest income, equity in losses of non-consolidated REITs and taxes	2,553	3,147	3,578	3,957	13,235	4,193	4,381	2,171	3,718	14,463
Interest income	1	—	—	—	1	1	1	—	1	3
Equity in losses of non-consolidated REITs	(322)	(38)	(284)	(807)	(1,451)	(484)	(552)	(455)	(269)	(1,760)
Gain on sale of properties, less applicable income tax	10,462	948	1	12,251	23,662	—	—	—	940	940

Income before taxes on income	12,694	4,057	3,295	15,401	35,447	3,710	3,830	1,716	4,390	13,646
Income tax expense	161	154	129	(11)	433	137	117	149	95	498

Net income	$12,533	$3,903	$3,166	$15,412	$35,014	$3,573	$3,713	$1,567	$4,295	$13,148

Weighted average number of shares outstanding, basic and diluted	100,187	100,187	100,187	100,187	100,187	100,187	100,187	100,187	100,187	100,187

Net income per share, basic and diluted	$0.13	$0.04	$0.03	$0.15	$0.35	$0.04	$0.04	$0.02	$0.04	$0.13

December 31, 2015 | Page 5

$ in thousands, except per share amounts)
Condensed Consolidated Balance Sheets (in thousands)

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,
	2015	2015	2015	2015	2014	2014	2014	2014
Assets:
Real estate assets:
Land	$174,707	$180,271	$180,271	$170,021	$185,479	$185,479	$185,479	$183,930
Buildings and improvements	1,581,524	1,636,444	1,639,869	1,637,066	1,605,808	1,609,747	1,613,699	1,604,984
Fixtures and equipment	1,724	1,800	1,882	2,528	1,296	1,395	1,633	1,677
	1,757,955	1,818,515	1,822,022	1,809,615	1,792,583	1,796,621	1,800,811	1,790,591
Less accumulated depreciation	271,058	279,172	291,331	299,991	234,447	246,658	258,799	266,284
Real estate assets, net	1,486,897	1,539,343	1,530,691	1,509,624	1,558,136	1,549,963	1,542,012	1,524,307

Acquired real estate leases, net	124,337	126,926	117,272	108,046	172,262	161,519	149,019	138,714
Investment in non-consolidated REITs	78,228	78,164	77,853	77,019	79,983	79,405	78,907	78,611
Cash and cash equivalents	14,945	15,841	19,100	18,163	20,031	18,455	15,930	7,519
Restricted cash	56	48	34	23	688	728	707	742
Tenant rent receivables, net	4,587	2,886	3,548	2,898	6,035	2,867	2,865	4,733
Straight-line rent receivable, net	45,498	46,168	47,330	48,502	44,392	46,021	46,737	47,021
Prepaid expenses and other assets	13,526	9,096	9,773	7,837	9,208	9,006	9,131	10,292
Related party mortgage loan receivable	93,641	93,641	93,641	118,641	101,916	88,436	88,436	93,641
Other assets: derivative asset	774	918	—	1,132	4,801	2,626	4,582	3,020
Office computers and furniture, net of accumulated depreciation	588	562	551	484	746	710	637	609
Deferred leasing commissions, net	26,335	26,508	26,587	28,999	27,477	28,861	28,354	27,181
Total assets	$1,889,412	$1,940,101	$1,926,380	$1,921,368	$2,025,675	$1,988,597	$1,967,317	$1,936,390

Liabilities and Stockholders’ Equity:
Liabilities:
Bank note payable	$240,000	$300,000	$300,000	$290,000	$316,500	$296,500	$285,000	$268,000
Term loan payable	620,000	620,000	620,000	620,000	620,000	620,000	620,000	620,000
Accounts payable and accrued expenses	36,065	39,199	42,164	49,489	34,390	34,590	40,228	42,561
Accrued compensation	1,241	2,327	3,236	3,726	1,027	2,052	2,863	3,758
Tenant security deposits	4,019	4,315	4,349	4,829	4,258	4,259	4,331	4,248
Other liabilities: derivative termination value	9,836	7,632	12,096	8,243	3,825	5,985	4,847	7,268
Acquired unfavorable real estate leases, net	9,921	11,082	10,241	9,425	13,273	12,467	11,679	10,908
Total liabilities	921,082	984,555	992,086	985,712	993,273	975,853	968,948	956,743

Commitments and contingencies

Stockholders’ Equity:
Preferred stock	-	-	-	-	-	-	-	-
Common stock	10	10	10	10	10	10	10	10
Additional paid-in capital	1,273,556	1,273,556	1,273,556	1,273,556	1,273,556	1,273,556	1,273,556	1,273,556
Accumulated other comprehensive income (loss)	(9,062)	(6,714)	(12,096)	(7,111)	976	(3,359)	(265)	(4,248)
Accumulated distributions in excess of accumulated earnings	(6,503)	(311,306)	(327,176)	(330,799)	(242,140)	(257,463)	(274,932)	(289,671)
Total stockholders’ equity	1,258,001	955,546	934,294	935,656	1,032,402	1,012,744	998,369	979,647
Total liabilities and stockholders’ equity	$2,179,083	$1,940,101	$1,926,380	$1,921,368	$2,025,675	$1,988,597	$1,967,317	$1,936,390

December 31, 2015 | Page 6

Condensed Consolidated Statements of Cash Flows (in thousands)

	Twelve Months ended December 31
	2015	2014	2013
Cash flows from operating activities:
Net income	$35,014	$13,148	$19,827
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	93,426	97,916	81,267
Amortization of above market lease	(158)	635	(365)
Gain on sale of properties, less applicable income tax	(23,662)	(940)	(2,158)
Equity in earnings (losses) from non-consolidated REITs	1,451	1,760	1,358
Increase in allowance for doubtful accounts	(195)	275	(1,250)
Changes in operating assets and liabilities:
Restricted cash	719	(99)	(68)
Tenant rent receivables	2,030	94	(2,103)
Straight-line rents	(2,448)	(4,737)	(5,782)
Lease acquisition costs	(1,487)	(440)	(1,146)
Prepaid expenses and other assets	422	700	(1,547)
Accounts payable and accrued expenses	5,505	206	11,137
Accrued compensation	(32)	773	445
Tenant security deposits	581	222	1,538
Payment of deferred leasing commissions	(8,276)	(6,347)	(9,125)
Net cash provided by operating activities	102,890	103,166	92,028

Cash flows from investing activities:
Property acquisitions	(66,104)	—	(454,447)
Acquired real estate leases	(10,604)	—	(100,143)
Property improvements, fixtures and equipment	(21,750)	(18,370)	(19,120)
Office computers and furniture	(179)	(191)	(355)
Investment in non-consolidated REITs	—	—	4,858
Distributions in excess of earnings from non-consolidated REITs	107	107	108
Investment in related party mortgage loan receivable	(25,000)	(11,170)	(8,200)
Repayment of related party mortgage loan receivable	—	17,275	2,350
Proceeds received on sales of real estate assets	85,426	14,192	12,301
Net cash provided by (used in) investing activities	(38,104)	1,843	(562,648)

Cash flows from financing activities:
Distributions to stockholders	(76,142)	(76,142)	(69,588)
Proceeds (costs) from equity offering, net	—	—	230,682
Borrowings under bank note payable	110,000	15,000	160,000
Repayments of bank note payable	(88,000)	(53,500)	(70,250)
Borrowing (repayment) of term loan payable, net	—	—	220,000
Deferred Financing Costs	—	(2,471)	(1,868)
Net cash provided by (used in) financing activities	(54,142)	(117,113)	468,976
Net increase (decrease) in cash and cash equivalents	10,644	(12,104)	(1,644)
Cash and cash equivalents, beginning of period	7,519	19,623	21,267
Cash and cash equivalents, end of period	$18,163	$7,519	$19,623

December 31, 2015 | Page 7

Property Net Operating Income (NOI)* with Same Store Comparison (in thousands)

(in thousands)
	Rentable					Year					Year
	Square Feet	Three Months Ended				Ended	Three Months Ended				Ended	Inc	%
Region	or RSF	31-Mar-15	30-Jun-15	30-Sep-15	31-Dec-15	31-Dec-15	31-Mar-14	30-Jun-14	30-Sep-14	31-Dec-14	31-Dec-14	(Dec)	Change
East	1,333	$4,736	$4,648	$4,703	$4,735	$18,822	$4,577	$4,655	$4,600	$4,525	$18,357	$465	2.5%
MidWest	1,531	3,469	3,563	3,547	3,860	14,439	4,586	4,541	4,610	4,317	18,054	(3,615)	-20.0%
South	4,026	15,781	15,995	15,971	15,956	63,703	16,796	16,183	16,370	16,444	65,793	(2,090)	-3.2%
West	2,163	7,859	8,221	8,170	8,018	32,268	8,933	8,865	8,166	8,200	34,164	(1,896)	-5.5%
Same Store	9,053	31,845	32,427	32,391	32,569	129,232	34,892	34,244	33,746	33,486	136,368	(7,136)	-5.2%

Acquisitions	442	—	1,057	1,067	1,090	3,214	—	—	—	—	—	3,214	2.4%
Property NOI from the continuing portfolio	9,495	31,845	33,484	33,458	33,659	132,446	34,892	34,244	33,746	33,486	136,368	(3,922)	-2.9%
Dispositions		1,179	411	359	285	2,234	1,681	1,682	1,707	1,615	6,685	(4,451)	-3.0%
Property NOI		$33,024	$33,895	$33,817	$33,944	$134,680	$36,573	$35,926	$35,453	$35,101	$143,053	$(8,373)	-5.9%

Same Store		$31,845	$32,427	$32,391	$32,569	$129,232	$34,892	$34,244	$33,746	$33,486	$136,368	$(7,136)	-5.2%

Less Nonrecurring
Items in NOI (a)		75	81	420	576	1,152	707	287	173	56	1,223	(71)	0.0%

Comparative
Same Store		$31,770	$32,346	$31,971	$31,993	$128,080	$34,185	$33,957	$33,573	$33,430	$135,145	$(7,065)	-5.2%

(a)	Nonrecurring items in NOI include proceeds from bankruptcies, lease termination fees or other significant nonrecurring income or expenses, which may affect comparability.

December 31, 2015 | Page 8

FFO & AFFO Reconciliation (in thousands, except per share amounts)

					For the					For the
	For the Three Months Ended				Year Ended	For the Three Months Ended				Year Ended
	31-Mar-15	30-Jun-15	30-Sep-15	31-Dec-15	31-Dec-15	31-Mar-14	30-Jun-14	30-Sep-14	31-Dec-14	31-Dec-14

Net income	$12,533	$3,903	$3,166	$15,412	$35,014	$3,573	$3,713	$1,567	$4,295	$13,148

Gain (loss) on sale, less applicable income tax	(10,462)	(948)	(1)	(12,251)	(23,662)	—	—	—	(940)	(940)
GAAP income from non-consolidated REITs	322	38	284	807	1,451	484	552	455	269	1,760
FFO from non-consolidated REITs	601	885	645	601	2,732	419	351	508	652	1,930
Depreciation & amortization	22,678	23,168	22,848	22,507	91,201	24,289	23,638	25,374	23,249	96,550
NAREIT FFO*	25,672	27,046	26,942	27,076	106,736	28,765	28,254	27,904	27,525	112,448
Acquisition costs	—	142	12	—	154	14	—	—	—	14
Funds From Operations (FFO)*	$25,672	$27,188	$26,954	$27,076	$106,890	$28,779	$28,254	$27,904	$27,525	$112,462

Adjusted Funds From Operations (AFFO)*
Funds From Operations (FFO)*	$25,672	$27,188	$26,954	$27,076	$106,890	$28,779	$28,254	$27,904	$27,525	$112,462
Reverse FFO from non-consolidated REITs	(601)	(885)	(645)	(601)	(2,732)	(419)	(351)	(508)	(652)	(1,930)
Distributions from non-consolidated REITs	27	27	27	26	107	27	27	27	26	107
Amortization of deferred financing costs	517	517	516	518	2,068	499	499	498	506	2,002
Straight-line rent	(69)	(574)	(930)	(875)	(2,448)	(1,783)	(1,541)	(714)	(698)	(4,736)
Tenant improvements	(2,936)	(3,420)	(1,794)	(3,788)	(11,938)	(1,132)	(1,837)	(2,612)	(4,244)	(9,825)
Leasing commissions	(830)	(1,539)	(1,490)	(3,952)	(7,811)	(1,080)	(2,786)	(577)	(1,405)	(5,848)
Non-investment capex	(643)	(1,411)	(1,090)	(1,162)	(4,306)	(364)	(1,621)	(700)	(851)	(3,536)
Adjusted Funds From Operations (AFFO)*	$21,137	$19,903	$21,548	$17,242	$79,830	$24,527	$20,644	$23,318	$20,207	$88,696

Per Share Data:
EPS	$0.13	$0.04	$0.03	$0.15	$0.35	$0.04	$0.04	$0.02	$0.04	$0.13
FFO*	0.26	0.27	0.27	0.27	1.07	0.29	0.28	0.28	0.27	1.12
AFFO*	0.21	0.20	0.22	0.17	0.80	0.24	0.21	0.23	0.20	0.89

Weighted Average Shares (basic and diluted)	100,187	100,187	100,187	100,187	100,187	100,187	100,187	100,187	100,187	100,187

*	See the Appendix for Definitions of these Non-GAAP Measures beginning on page 27

December 31, 2015 | Page 9

EBITDA Reconciliation (in thousands, except ratio amounts)

	For the Three Months Ended				Year Ended	For the Three Months Ended				Year Ended
	31-Mar-15	30-Jun-15	30-Sep-15	31-Dec-15	31-Dec-15	31-Mar-14	30-Jun-14	30-Sep-14	31-Dec-14	31-Dec-14

Net income	$12,533	$3,903	$3,166	$15,412	$35,014	$3,573	$3,713	$1,567	$4,295	$13,148
Interest expense	6,187	6,365	6,425	6,455	25,432	7,176	6,891	6,883	6,483	27,433
Depreciation and amortization	22,678	23,168	22,848	22,507	91,201	24,289	23,638	25,374	23,249	96,550
Income taxes	161	154	129	(11)	433	137	117	149	95	$498
EBITDA	41,559	33,590	32,568	44,363	152,080	35,175	34,359	33,973	34,122	137,629
Excluding (gain) loss on sale, less applicable income tax	(10,462)	(948)	(1)	(12,251)	(23,662)	—	—	—	(940)	(940)
Adjusted EBITDA	$31,097	$32,642	$32,567	$32,112	$128,418	$35,175	$34,359	$33,973	$33,182	$136,689

Interest expense	$6,187	$6,365	$6,425	$6,455	$25,432	$7,176	$6,891	$6,883	$6,483	$27,433
Scheduled principal payments	—	—	—	—	—	—	—	—	—	—
Interest and scheduled principal payments	$6,187	$6,365	$6,425	$6,455	$25,432	$7,176	$6,891	$6,883	$6,483	$27,433

Interest coverage ratio	5.03	5.13	5.07	4.97	5.05	4.90	4.99	4.94	5.12	4.98

Debt service coverage ratio	5.03	5.13	5.07	4.97	5.05	4.90	4.99	4.94	5.12	4.98

Debt	$860,000	$920,000	$920,000	$910,000		$936,500	$916,500	$905,000	$888,000

Adjusted EBITDA	31,097	32,642	32,567	32,112		35,175	34,359	33,973	33,182
Annualized	124,388	130,568	130,268	128,448		140,700	137,436	135,892	132,728

Debt-to-EBITDA	6.9	7.0	7.1	7.1		6.7	6.7	6.7	6.7

*

See the Appendix for Definitions of these Non-GAAP Measures beginning on page 27.  Amounts in the EBITDA reconciliation do not reflect our proportionate share of interest expense, depreciation, amortization, income taxes, gains or losses on sales and debt from our investments in non-consolidated REITs, which are accounted for under the equity method.

December 31, 2015 | Page 10

Reconciliation of Net Income to Property NOI* (in thousands)

Reconciliation to Net income					Year					Year
	Three Months Ended				Ended	Three Months Ended				Ended
	31-Mar-15	30-Jun-15	30-Sep-15	31-Dec-15	31-Dec-15	31-Mar-14	30-Jun-14	30-Sep-14	31-Dec-14	31-Dec-14
Net Income	$12,533	$3,903	$3,166	$15,412	$35,014	$3,573	$3,713	$1,567	$4,295	$13,148
Add (deduct):
Gain on sale of properties, less applicable income taxes	(10,462)	(948)	(1)	(12,251)	(23,662)	—	—	—	(940)	(940)
Management fee income	(643)	(559)	(621)	(645)	(2,468)	(646)	(682)	(649)	(619)	(2,596)
Depreciation and amortization	22,672	23,207	22,911	22,569	91,359	24,300	23,563	24,878	23,174	95,915
Amortization of above/below market leases	6	(39)	(63)	(62)	(158)	(11)	74	497	75	635
Selling, general and administrative	3,691	3,401	3,071	3,128	13,291	3,272	3,148	3,071	3,492	12,983
Interest expense	6,187	6,365	6,425	6,455	25,432	7,176	6,891	6,883	6,483	27,433
Interest income	(1,262)	(1,278)	(1,293)	(1,397)	(5,230)	(1,410)	(1,408)	(1,216)	(1,264)	(5,298)
Equity in losses of non-consolidated REITs	322	38	284	807	1,451	484	552	455	269	1,760
Non-property specific items, net	(20)	(195)	(62)	(72)	(349)	(165)	75	(33)	136	13
Property NOI	$33,024	$33,895	$33,817	$33,944	$134,680	$36,573	$35,926	$35,453	$35,101	$143,053

*	See the Appendix for Definition of Non-GAAP Measures beginning on page 27.

December 31, 2015 | Page 11

Debt Summary (in thousands)

		Maximum	Amount	Interest			Interest
	Maturity	Amount	Drawn at	Rate			Rate at	Facility
	Date	of Loan	31-Dec-15	Components			31-Dec-15	Fee

BAML Revolver	29-Oct-18	$500,000	$290,000	L	+	1.25%	1.44%	0.25%
BAML Term Loan	27-Sep-17	400,000	400,000	0.75%	+	1.45%	2.20%
BMO Term Loan	26-Aug-20	220,000	220,000	2.32%	+	1.65%	3.97%

		$1,120,000	$910,000				2.39%

(a)	Interest rate excludes amortization of deferred financing costs and facility fees, see notes below

On October 29, 2014, we amended and restated our bank facility we call the BAML Credit Facility, which has a total of $900 million available and is comprised of a revolver that we can borrow up to $500 million on, which we call the BAML Revolver and a term loan for $400 million that we call the BAML Term Loan. On August 26, 2013, we entered into a term loan we call the BMO Term Loan and borrowed $220 million. Additional information about these loans are in the footnotes to our financial statements.  Pricing is based on our credit rating for the BAML Revolver, BAML Term Loan and the BMO Term Loan. Our credit rating as of December 31, 2015 was Baa3 from Moody’s.

•

The BAML Revolver is priced based on our current credit rating at a spread of 1.25%, which was an interest rate of 1.44% as of December 31, 2015.  The BAML Revolver is also subject to a facility fee based on our credit rating, which was 25 bps or approximately $1.25 million per year.

•	The BAML Term Loan has LIBOR fixed at 0.75% for five years. At our credit rating, the spread for the BAML Term Loan is 1.45%, so our interest rate is 2.20%.
•	The BMO Term Loan has fixed LIBOR at 2.32% for seven years. At our credit rating, the spread over LIBOR is 1.65%, so our interest rate is 3.97%.
•

We incurred financing costs to close the BAML Revolver, BAML Term Loan and the credit facilities that preceded them.  We also incurred financing costs to close the BMO Term Loan.  These costs are deferred and amortized into interest expense during the terms of the loans.  The annual run rate for amortization to interest expense from deferred financing costs is approximately $2.1 million.

•

The BAML Revolver can be extended for 1 year at the Company’s option upon payment of fees and includes an accordion feature that allows for up to $250 million of additional borrowing capacity.  The BMO Term Loan includes an accordion feature that allows for up to $50 million of additional borrowing capacity.  The accordion features are subject to receipt of lender commitments and satisfaction of certain customary conditions.

December 31, 2015 | Page 12

Capital Analysis (in thousands, except per share amounts)

	31-Mar-15	30-Jun-15	30-Sep-15	31-Dec-15	31-Mar-14	30-Jun-14	30-Sep-14	31-Dec-14
Market Data:
Shares Outstanding	100,187	100,187	100,187	100,187	100,187	100,187	100,187	100,187
Closing market price per share	$12.82	$11.31	$10.75	$10.35	$12.60	$12.58	$11.22	$12.27
Market capitalization	$1,284,403	$1,133,120	$1,077,015	$1,036,940	$1,262,361	$1,260,358	$1,124,103	$1,229,299
Total Debt	860,000	920,000	920,000	910,000	936,500	916,500	905,000	888,000
Total Market Capitalization	$2,144,403	$2,053,120	$1,997,015	$1,946,940	$2,198,861	$2,176,858	$2,029,103	$2,117,299

Dividend Data:
Total dividends paid	$19,036	$19,036	$19,035	$19,035	$19,036	$19,036	$19,036	$19,034
Common dividend per share	$0.19	$0.19	$0.19	$0.19	$0.19	$0.19	$0.19	$0.19
Quarterly dividend as a % of FFO*	74.1%	70.0%	70.6%	70.3%	66.1%	67.4%	68.2%	69.2%

Liquidity:
Cash and cash equivalents	$14,945	$15,841	$19,100	$18,163	$20,031	$18,455	$15,930	$7,519
Revolving credit facilities:
Gross potential available under the BAML Credit Facility	900,000	900,000	900,000	900,000	900,000	900,000	900,000	900,000
Less:
Outstanding balance	(640,000)	(700,000)	(700,000)	(690,000)	(716,500)	(696,500)	(685,000)	(668,000)
Total Liquidity	$274,945	$215,841	$219,100	$228,163	$203,531	$221,955	$230,930	$239,519

*See page 9 for a reconciliation of Net Income to FFO and the Appendix for Definitions of Non-GAAP Measures beginning on page 27.

December 31, 2015 | Page 13

Portfolio Overview

	As of the Quarter Ended
	31-Dec-15	30-Sep-15	30-Jun-15	31-Mar-15	31-Dec-14
Owned portfolio of commercial real estate:
Number of properties (a)	36	36	36	36	38
Square feet	9,494,953	9,640,904	9,639,740	9,310,131	9,580,057
Leased percentage	91.6%	90.5%	90.6%	90.4%	92.8%

Investments in non-consolidated commercial real estate:
Number of properties	2	2	2	2	2
Square feet	1,396,071	1,396,071	1,396,071	1,396,071	1,395,780
Leased percentage	73.5%	71.2%	69.7%	70.1%	71.3%

Single Asset REITs (SARs) managed:
Number of properties	7	7	7	7	8
Square feet	1,487,026	1,487,026	1,487,026	1,488,003	1,897,801
Leased percentage	77.0%	77.0%	73.5%	73.4%	84.7%

Total owned, investments and managed properties:
Number of properties	45	45	45	45	48
Square feet	12,378,050	12,524,001	12,522,837	12,194,205	12,873,638
Leased percentage	87.8%	86.8%	86.3%	86.0%	89.3%

(a)	The number of properties was revised to present the 801 Marquette Ave building and the 121 South 8th Street building separately for all periods presented.

The buildings had previously been combined for presentation.

December 31, 2015 | Page 14

Owned Portfolio Overview

				Percent	Wtd Ave (a)	GAAP (b)					Percent	Wtd Ave (a)	GAAP (b)
MSA / Property Name	City	State	Square Feet	Leased	Occupied	Rent	MSA / Property Name	City	State	Square Feet	Leased	Occupied	Rent

East Region							Midwest Region

Baltimore							Chicago
East Baltimore	Baltimore	MD	325,445	85.4%	81.7%	$23.61	Northwest Point	Elk Grove Village	IL	176,848	100.0%	100.0%	$24.51
							909 Davis Street	Evanston	IL	195,245	100.0%	99.2%	$36.08
Washington, D.C.
Meadow Point	Chantilly	VA	138,537	100.0%	95.7%	$27.37	Indianapolis
Stonecroft	Chantilly	VA	111,469	100.0%	100.0%	$37.54	River Crossing	Indianapolis	IN	205,059	91.1%	93.7%	$20.57
Loudoun Tech Center	Dulles	VA	136,658	92.0%	92.0%	$17.83
							St. Louis
Richmond							Timberlake	Chesterfield	MO	234,023	95.4%	59.9%	$21.87
Innsbrook	Glen Allen	VA	298,456	100.0%	99.9%	$18.75	Timberlake East	Chesterfield	MO	116,197	96.2%	32.3%	$22.24
							Lakeside Crossing	Maryland Heights	MO	127,778	100.0%	100.0%	$24.43
Charlotte
Forest Park	Charlotte	NC	62,212	100.0%	100.0%	$13.96	Minneapolis
							121 South 8th Street	Minneapolis	MN	305,990	88.3%	86.2%	$22.78
Raleigh-Durham							801 Marquette Ave	Minneapolis	MN	169,704	97.2%	97.4%	$3.82
Emperor Boulevard	Durham	NC	259,531	100.0%	100.0%	$36.03

East Region Total			1,332,308	95.6%	94.3%	$25.60	Midwest Region Total			1,530,844	95.2%	84.7%	$22.31

(a)	Weighted Occupied Percentage for the year ended December 31, 2015.
(b)	Weighted Average GAAP Rent per Occupied Square Foot.

December 31, 2015 | Page 15

Owned Portfolio Overview

				Percent	Wtd Ave (a)	GAAP (b)					Percent	Wtd Ave (a)	GAAP (b)
MSA / Property Name	City	State	Square Feet	Leased	Occupied	Rent	MSA / Property Name	City	State	Square Feet	Leased	Occupied	Rent

South Region							West Region

Dallas-Fort Worth							Seattle
Legacy Tennyson Center	Plano	TX	202,600	100.0%	100.0%	$17.23	Federal Way	Federal Way	WA	117,010	66.8%	58.7%	$18.75
One Legacy Circle	Plano	TX	214,110	100.0%	100.0%	$33.45
Addison Circle	Addison	TX	290,041	93.4%	87.2%	$25.44	San Francisco-San Jose-Oakland
Collins Crossing	Richardson	TX	300,887	100.0%	99.6%	$24.42	Hillview Center	Milpitas	CA	36,288	100.0%	100.0%	$16.34
Liberty Plaza	Addison	TX	218,934	81.8%	83.0%	$20.88
							Denver
Houston							380 Interlocken	Broomfield	CO	240,185	97.1%	96.5%	$30.04
Park Ten	Houston	TX	157,460	63.1%	63.1%	$30.96	1999 Broadway	Denver	CO	676,379	82.7%	85.0%	$31.97
Eldridge Green	Houston	TX	248,399	100.0%	100.0%	$31.04	Greenwood Plaza	Englewood	CO	196,236	100.0%	100.0%	$24.22
Park Ten Phase II	Houston	TX	156,746	100.0%	100.0%	$30.98	390 Interlocken	Broomfield	CO	241,516	84.6%	71.8%	$28.18
Westchase I & II	Houston	TX	629,025	87.0%	92.4%	$34.16	1001 17th Street	Denver	CO	655,420	88.6%	84.5%	$34.31

Miami-Ft. Lauderdale-West Palm Beach							West Region Total			2,163,034	87.3%	84.8%	$30.44
Blue Lagoon Drive	Miami	FL	212,619	100.0%	100.0%	$22.25

Atlanta							Total Owned			9,494,953	91.6%	89.0%	$26.93
One Overton Place	Atlanta	GA	387,267	85.0%	81.3%	$24.38
One Ravinia	Atlanta	GA	386,603	94.8%	95.0%	$22.87
Two Ravinia	Atlanta	GA	442,130	80.8%	76.4%	$24.50
999 Peachtree	Atlanta	GA	621,946	95.0%	95.3%	$30.06
South Region Total			4,468,767	83.2%	90.9%	$27.23

(a)	Weighted Occupied Percentage for the year ended December 31, 2015.
(b)	Weighted Average GAAP Rent per Occupied Square Foot.

December 31, 2015 | Page 16

Managed Portfolio Overview

MSA / Property Name	City	State	Square Feet		MSA / Property Name	City	State	Square Feet

Southeast Region					Midwest Region

Columbia					Chicago
1441 Main Street	Columbia	SC	264,857	(a)	East Wacker	Chicago	IL	861,000

Atlanta					Indianapolis
Satellite Place	Duluth	GA	134,785		Monument Circle	Indianapolis	IN	213,760

Southeast Region Total			399,642		St. Louis
					Lakeside Crossing II	Maryland Heights	MO	116,000
Southwest Region
					Kansas City
Houston				(b)	Grand Boulevard	Kansas City	MO	535,071
Energy Tower I	Houston	TX	325,797
					Cincinnati
Denver					Centre Pointe V	West Chester	OH	135,936
385 Interlocken (Sold 1/19/16)	Broomfield	CO	295,891

Southwest Region Total			621,688		Midwest Region Total			1,861,767

					Total Managed			2,883,097

					Total Owned & Managed			12,378,050

(a)	FSP has a Preferred Share Interest of 43.7% in the entity that owns this property.
(b)	FSP has a Preferred Share Interest of 27.0% in the entity that owns this property.

December 31, 2015 | Page 17

Tenants by Industry (By Square Feet)

Oil & Gas 16.6%
Banking 10.3%
IT & Computer Services 8.6%
Legal Services 8.4%
Professional Services 7.0%
Government 4.6%
General Business Services 3.8%
Communications 3.7%
Medical Professionals & Social Services 3.7%
Real Estate 3.6%
Architecture & Engineering 3.4%
Insurance 3.2%
Medical Research 3.1%
Restaurants 3.0%
Other 17.1%

December 31, 2015 | Page 18

20 Largest Tenants with Annualized Rent and Remaining Term

			Remaining	Aggregate		Annualized	% of Aggregate
	Tenant	Number of	Lease Term	Leased	% of Total	Rent	Leased
	Name	Leases	in Months	Square Feet	Square Feet	(in 000's)	Annualized Rent

1	TCF National Bank (a)	2	0	263,111	3.0%	$483,031	0.2%
2	Quintiles Transnational Corp	1	125	259,531	3.0%	9,067,770	4.1%
3	CITGO Petroleum Corporation	1	74	248,399	2.9%	7,904,056	3.5%
4	Newfield Exploration Company	1	74	234,495	2.7%	8,639,475	3.9%
5	US Government (b)	5	6,8,29,43,57	223,433	2.6%	7,189,560	3.2%
6	Sutherland Asbill Brennan LLP	1	52	222,422	2.6%	6,823,317	3.1%
7	Burger King Corporation	1	33	212,619	2.4%	5,255,942	2.4%
8	Denbury Onshore, LLC (c)	2	7,43	202,600	2.3%	3,510,042	1.6%
9	SunTrust Bank (d)	3	4,69,131	182,888	2.1%	3,772,888	1.7%
10	Centene Management Company, LLC (e)	2	90,90	179,637	2.1%	—	—
11	Citicorp Credit Services, Inc	1	12	176,848	2.0%	4,612,196	2.1%
12	T-Mobile South, LLC dba T-Mobile	1	39	151,792	1.7%	3,646,044	1.6%
13	Houghton Mifflin Harcourt Publishing Company	1	15	150,050	1.7%	6,243,052	2.8%
14	Petrobras America, Inc.	1	47	144,813	1.7%	5,337,807	2.4%
15	Murphy Exploration & Production Company	1	16	144,677	1.7%	4,718,321	2.1%
16	Argo Data Resource Corporation	1	92	140,246	1.6%	3,718,923	1.7%
17	Monsanto Company	1	49	127,778	1.5%	3,019,394	1.4%
18	Federal National Mortgage Association	1	33	123,144	1.4%	2,695,622	1.2%
19	Vail Corp d/b/a Vail Resorts (f)	2	39,87	122,232	1.4%	3,532,873	1.6%
20	Kaiser Foundation Health Plan	1	101	120,979	1.4%	3,091,345	1.4%

			Total	3,631,694	41.8%	$93,261,657	42.0%

(a)	These leases concluded on December 31, 2015, with reduced rent in the final month.
(b)	Includes 180,444 and 27,398 square feet which expire in 2018 & 2017, respectively. The remaining 15,591 square feet expire between 2016 - 2020.
(c)	Includes 102,600 square feet which expire 7/31/16 and 100,000 square feet that expire 7/31/19.
(d)	Includes 23,217 square feet, which expire 4/30/16 and 127,500 square feet, which expire 9/30/21. The remaining 32,171 square feet expires 10/31/26.
(e)	These leases were executed in 2015 will become rent producing in 2016.
(f)	Includes 38,293 square feet which expire March 31, 2019. The remaining 83,939 square feet expire March 31, 2023.

December 31, 2015 | Page 19

Leasing Activity (Owned Portfolio)

	Year	Year	Year
	Ended	Ended	Ended
Leasing Activity	31-Dec-15	31-Dec-14	31-Dec-13
(in Square Feet - SF)
New leasing	362,000	149,000	267,000
Renewals	957,000	635,000	645,000
	1,319,000	784,000	912,000

Other information per SF
(Activity on a year-to-date basis)
GAAP Rents on leasing	$28.66	$26.89	$23.33
Weighted average lease term	5.3 Years	6.25 Years	7.2 Years

Increase over average GAAP rents in prior year	10.4%	11.8%	8.0%

Average free rent	3 Months	3 Months	3 Months
Tenant Improvements	$13.17	$16.40	$18.25
Leasing Costs	$5.81	$7.66	$8.48

December 31, 2015 | Page 20

Lease Expirations by Square Feet (Owned Portfolio)

December 31, 2015 | Page 21

Lease Expirations with Annualized Rent per Square Foot (Owned Portfolio)

			Rentable			Annualized	Percentage
	Number of		Square			Rent	of Total
Year of	Leases		Footage		Annualized	Per Square	Annualized
Lease	Expiring		Subject to		Rent Under	Foot Under	Rent Under
Expiration	Within the		Expiring		Expiring	Expiring	Expiring	Cumulative
December 31,	Year (a)		Leases		Leases (b)	Leases	Leases	Total

2016	76	(c)	893,003		$17,213,994	$19.28	7.8%	7.8%
2017	71		1,111,385		32,072,789	28.86	14.5%	22.3%
2018	74		1,107,685		31,862,810	28.77	14.4%	36.7%
2019	66		1,286,426		33,419,650	25.98	15.1%	51.8%
2020	58		851,253		23,580,658	27.70	10.7%	62.5%
2021	31		753,234		18,274,036	24.26	8.3%	70.8%
2022	27		998,305		28,862,414	28.91	13.1%	83.9%
2023	19		626,267		10,858,863	17.34	4.9%	88.8%
2024	9		296,418		7,642,735	25.78	3.4%	92.2%
2025	9		320,671		6,008,364	18.74	2.7%	94.9%
2026 and thereafter	10		450,699	(d)	11,242,324	24.94	5.1%	100.0%
	450		8,695,346		$221,038,636	$25.42	100.0%
Vacancies as of 12/31/15			799,607
Total Portfolio Square Footage			9,494,953

(a)

The number of leases approximates the number of tenants. Tenants with lease maturities in different years are included in annual totals for each lease. Tenants may have multiple leases in the same year.

(b)

Annualized rent represents the monthly rent charged, including tenant reimbursements, for each lease in effect at December 31, 2015 multiplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.

(c)	Includes 22 leases that are month-to-month.
(d)	Includes 85,050 square feet that are non-revenue producing building amenities.

December 31, 2015 | Page 22

Capital Expenditures

(in thousands)
	For the Three Months Ended				Year ended
	31-Mar-15	30-Jun-15	30-Sep-15	31-Dec-15	31-Dec-15

Tenant improvements	$2,936	$3,420	$1,794	$3,788	$11,938
Deferred leasing costs	830	1,539	1,490	3,952	7,811
Non-investment capex	643	1,411	1,090	1,162	4,306
Total Capital Expenditures	$4,409	$6,370	$4,374	$8,902	$24,055

	For the Three Months Ended				Year ended
	31-Mar-14	30-Jun-14	30-Sep-14	31-Dec-14	31-Dec-14

Tenant improvements	$1,132	$1,837	$2,612	$4,244	$9,825
Deferred leasing costs	1,080	2,786	577	1,405	5,848
Non-investment capex	364	1,621	700	851	3,536
Total Capital Expenditures	$2,576	$6,244	$3,889	$6,500	$19,209

First generation leasing and investment capital were $ 7.4 million and $3.1 million in 2015 and 2014, respectively.

December 31, 2015 | Page 23

Transaction Activity (in thousands except for Square Feet)

	City	State	Square Feet	Date Acquired	Purchase Price
2015
Two Ravinia	Atlanta	GA	442,130	4/8/15	$78,000

2013
1999 Broadway	Denver	CO	673,793	5/22/13	$183,000
999 Peachtree	Atlanta	GA	621,946	7/1/13	157,900
1001 17th Street	Denver	CO	655,420	8/28/13	217,000

2012
One Ravinia	Atlanta	GA	386,603	7/31/12	$52,750
Westchase	Houston	TX	629,025	11/1/12	154,750

					Gross Sales	Gains
	City	State	Square Feet	Date Sold	Proceeds	on Sales
2015
Willow Bend	Plano	TX	117,050	2/23/15	$20,750	$1,462
Eden Bluff	Eden Prairie	MN	153,028	3/31/15	28,000	9,000
Park Seneca	Charlotte	NC	109,699	5/13/15	8,150	949
Montague	San Jose	CA	145,561	12/9/15	30,000	12,251

2014
Centennial	Colorado Springs	CO	110,405	12/3/14	$15,500	$940

2013
East Renner Road	Richardson	TX	122,300	10/29/13	$12,475	$2,158

December 31, 2015 | Page 24

Loan Portfolio of Secured Real Estate (in thousands)

(dollars in thousands)			Maximum	Amount					Interest
		Maturity	Amount	Drawn at	Interest			Draw	Rate at
Sponsored REIT	Location	Date	of Loan	31-Dec-15	Rate (1)			Fee (2)	31-Dec-15

Secured revolving lines of credit
FSP Satellite Place Corp.	Duluth, GA	31-Mar-17	$5,500	$5,500	L	+	4.40%	0.5%	4.64%
FSP 1441 Main Street Corp.	Columbia, SC	31-Mar-16	10,800	9,000	L	+	4.40%	0.5%	4.64%
FSP Energy Tower I Corp.	Houston, TX	30-Jun-17	20,000	12,600	L	+	5.00%	0.5%	5.24%

Secured construction loan
FSP 385 Interlocken Development Corp. (3)	Broomfield, CO	30-Apr-16	42,000	37,541	L	+	4.40%	n/a	4.64%

Mortgage loan secured by property
FSP Monument Circle LLC (4)	Indianapolis, IN	7-Dec-18	21,000	21,000			4.90%	n/a	4.90%
FSP Energy Tower I Corp.	Houston, TX	30-Jun-17	33,000	33,000			6.41%	n/a	6.41%

			$132,300	$118,641

(1)	The interest rate is 30-day LIBOR rate plus the additional rate indicated, otherwise a fixed rate.
(2)	The draw fee is a percentage of each new advance, and is paid at the time of each new draw.
(3)	This secured construction loan was repaid on January 19, 2016.
(4)	Includes an origination fee of $164,000 and an exit fee of $38,000 when repaid by the borrower.

December 31, 2015 | Page 25

Net Asset Value Components

(in thousands except per share data)
	As of	Assets:		Other information:
	31-Dec-15	Loans outstanding on secured RE	$118,641	Leased SF to be FFO producing
Total Market Capitalization Values		Investments in SARs (book basis)	77,019	During 2016 (in 000's)	167
Shares outstanding	100,187.4	Straight-line rent receivable	48,502
Closing price	$10.35	Asset held for sale	—	Straight-line rental revenue current quarter	$875
Market capitalization	$1,036,940	Cash and cash equivalents	18,163
Debt	910,000	Restricted cash	23	Management fee income current quarter	$178
Total Market Capitalization	$1,946,940	Tenant rent receivables	2,898	Interest income from secured loans	1,397
		Prepaid expenses	2,267	Management fees and interest income from loans	$1,575
		Office computers and furniture	484
	3 Months	Other assets:		FFO from non-consolidated REITs - Q3 2015 (6):
	Ended	Deferred financing costs, net	5,570	East Wacker	$460
NOI Components	31-Dec-15	Other assets: Derivative Market Value	1,132	Grand Boulevard	185
		Other assets	—	Total	$645
Same Store NOI (1)	$32,569		$274,699
Acquisitions (1) (2)	1,090			Footnotes to the components
Property NOI (1)	33,659	Liabilities:
Full quarter adjustment (3)	—	Debt	$910,000	(1) See pages 11 & 28 for definitions and reconciliations
Stabilized portfolio	$33,659	Accounts payable & accrued expenses	53,215
		Tenant security deposits	4,829	(2) Includes NOI from 1 acquisitions 2015
		Other liabilities: derivative liability	8,243
Financial Statement Reconciliation:			$976,287	(3) Adjustment to reflect property NOI for a full quarter in the quarter acquired, if necessary
Rental Revenue	$59,656
Rental operating expenses	(15,939)			(4) HB3 Tax in Texas is classified as an income tax, though we treat it as a real estate tax in Property NOI
Real estate taxes and insurance	(9,202)
NOI on assets sold during the quarter	(285)			(5) Management & other fees are eliminated in consolidation but included on Property NOI
Taxes (4)	11
Management fees & other (5)	(582)			(6) We report FFO from non-consolidated REITs for the previous quarter as their financial statements are not yet complete for the current quarter.
Property NOI (1)	$33,659

December 31, 2015 | Page 26

Appendix: Non-GAAP Financial Measure Definitions

Definition of Funds From Operations (“FFO”)

The Company evaluates performance based on Funds From Operations, which we refer to as FFO.  The Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property and acquisition costs of newly acquired properties that are not capitalized, plus depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges on properties or investments in non-consolidated REITs, and after adjustments to exclude equity in income or losses from, and, to include the proportionate share of FFO from, non-consolidated REITs.

FFO should not be considered as an alternative to net income (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.

Other real estate companies and the National Association of Real Estate Investment Trusts, or NAREIT, may define this term in a different manner. We have included the NAREIT FFO definition in our table and note that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than we do.

We believe that in order to facilitate a clear understanding of the results of the Company, FFO should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

December 31, 2015 | Page 27

Appendix: Non-GAAP Financial Measure Definitions

Definition of Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)
and Adjusted EBITDA

EBITDA is defined as net income plus interest expense, income tax expense and depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA excluding gains and losses on sales of properties or shares of equity investments or provisions for losses on assets held for sale. EBITDA and Adjusted EBITDA are not intended to represent cash flow for the period, are not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and are not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA and Adjusted EBITDA are presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA or Adjusted EBITDA the same way, this presentation may not be comparable to similarly titled measures of other companies. The Company believes that net income is the financial measure calculated and presented in accordance with GAAP that is most directly comparable to EBITDA and Adjusted EBITDA.

Definition of Property Net Operating Income (Property NOI)

The Company provides property performance based on Net Operating Income, which we refer to as NOI. Management believes that investors are interested in this information. NOI is a non-GAAP financial measure that the Company defines as net income (the most directly comparable GAAP financial measure) plus selling, general and administrative expenses, depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges, interest expense, less equity in earnings of nonconsolidated REITs, interest income, management fee income, gains or losses on the sale of assets and excludes non-property specific income and expenses. The information presented includes footnotes and the data is shown by region with properties owned in both periods, which we call Same Store. The Comparative Same Store results include properties held for the periods presented and exclude significant nonrecurring income such as bankruptcy settlements and lease termination fees. NOI, as defined by the Company, may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered an alternative to net income as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

December 31, 2015 | Page 28

Appendix: Non-GAAP Financial Measure Definitions

Definition of Adjusted Funds From Operations (AFFO)

The Company also evaluates performance based on Adjusted Funds From Operations, which we refer to as AFFO.  The Company defines AFFO as the sum of (1) FFO; (2) excluding our proportionate share of FFO and including distributions received, from non-consolidated REITs; (3) excluding the effect of straight-line rent; (4) plus deferred financing costs, (5) less recurring capital expenditures that are generally for maintenance of properties, which we call non-investment capex or are second generation capital expenditures.  Second generation costs include re-tenanting space after a tenant vacates, which include tenant improvements and leasing commissions.

We exclude development/redevelopment activities, capital expenditures planned at acquisition and costs to reposition a property. We also exclude first generation leasing costs, which are generally to fill vacant space in properties we acquire or were planned for at acquisition.

AFFO should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.  Other real estate companies may define this term in a different manner.  We believe that in order to facilitate a clear understanding of the results of the Company, AFFO should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

December 31, 2015 | Page 29

Investor Relations Contact Georgia Touma | 877.686.9496 InvestorRelations@franklinstreetproperties.com

One & Two Ravinia Drive, Atlanta, GA

Franklin Street Properties Corp.

401 Edgewater Place  Wakefield, Massachusetts 01880

781.557.1300  www.franklinstreetproperties.com

December 31, 2015 | Page 30